Neuberger Berman Income Funds®
Neuberger Berman Municipal High Income Fund
Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated February 28, 2019, as amended and supplemented

This supplement describes important changes affecting Neuberger Berman Municipal High Income Fund (the “Fund”) effective immediately. If you have any questions regarding these changes, please contact Neuberger Berman Investment Advisers LLC at 877-628-2583.

(1) The fee table and expense example included in the Fund’s Summary Prospectus and Prospectus are hereby deleted and replaced with the following:

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	4.25	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.67	0.67	0.55
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Other expenses	0.43	0.34	0.33
Total annual operating expenses	1.35	2.01	0.88
Fee waiver and/or expense reimbursement	0.47	0.38	0.37
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	0.88	1.63	0.51

[1]
For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

[2]
Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.87%, 1.62% and 0.50% of average net assets, respectively. Each of these undertakings lasts until 10/31/2022 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.87%, 1.62% and 0.50% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$511	$694	$996	$1,855
Class C (assuming redemption)	$266	$514	$972	$2,240
Class C (assuming no redemption)	$166	$514	$972	$2,240
Institutional Class	$52	$164	$373	$976

(2) The last three sentences of the paragraph entitled “Neuberger Berman Municipal High Income Fund” in the “Management of the Funds — Investment Manager” section of the Prospectus are hereby deleted in their entirety.

(3) The Fund’s contractual expense limitation arrangements in the “Investment Management and Administration Services — Contractual Expense Limitations” section of the Statement of Additional Information are hereby deleted and replaced with the following:

Class	Limitation Period	Expense Limitation
Institutional	10/31/2022	0.50%
Class A	10/31/2022	0.87%
Class C	10/31/2022	1.62%

The date of this supplement is May 17, 2019.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104

Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com